EXHIBIT 10.1

SECOND WAIVER AND GENERAL RELEASE AGREEMENT

This Second Waiver and General Release Agreement ("Agreement") is entered into this 19th day of February, 2009, by and among SinoHub, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each an "Investor" and collectively, the "Investors").

RECITALS

A.          The Company and the Investors entered into that certain Registration Rights Agreement (the "Registration Agreement"), dated September 10, 2008 (the “Closing Date”), pursuant to which the Company agreed to cause a Registration Statement (as defined therein) covering resale of the Registrable Securities (as defined therein) to become effective within 120 days of the Closing Date.

B.           The Company filed the Registration Statement within the time frame set forth in the Registration Agreement and is diligently working with the Securities and Exchange Commission to cause the Registration Statement to be declared effective.

C.            On December 30, 2008, the Company and holders of a majority of the Registrable Securities entered into a Waiver and General Release Agreement pursuant to which such holders waived, for purposes of sections 2(a) and 7(g), the failure of the Company to cause the Registration Statement to become effective until February 20, 2009.

D.           The Company and the undersigned Investors now wish to further extend the Effective Date until May 12, 2009 subject to the terms set forth herein.

NOW, THEREFORE, the parties, in consideration of the mutual promises contained in this Agreement, agree as follows:

AGREEMENT

1.           Waiver.  Each Investor hereby waives all rights under the Registration Agreement that relate in any way to the Company’s failure to file the Registration Statement and have it declared effective in a timely manner, including but not limited to all rights to receive cash penalties or additional shares pursuant to Section 7(g) of the Registration Agreement and all rights under Section 2(a) of the Registration Agreement.

2.            General Release.  Each Investor, on behalf of such Investor and such Investor’s predecessors, successors, assignors and assignees, past and present, hereby fully releases and discharges the Company, its directors, officers, agents, representatives, attorneys and employees, past and present, and its predecessors, successors, assignors and assignees from all claims, actions and causes of action, of any kind or nature whatsoever, in law, equity, or otherwise, whether fixed or contingent, whether now known or unknown, whether suspected or unsuspected, which now exist, which existed before the date of this Agreement, or which may exist after the date of this Agreement, relating in any way to the provisions of the Registration Agreement which are referenced in Section 1 above.

3.           The Company agrees to continue to work toward getting the Registration Statement effective.  If the Registration Statement is not effective by May 12, 2009, the rights of the holders of the Registrable Securities waived in Section 1 of this Agreement will automatically be reinstated.

4.           With respect to this Agreement, the Investors waive and relinquish, to the fullest extent that the law permits, the provisions, rights, and benefits of California Civil Code (S) 1542 and other statutes or common law principles of similar effect.  Investors acknowledge that they have been advised of the provisions of California Civil Code (S) 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

5.           The release set forth above does not release any claims for any breach of this Agreement or any claims that do not specifically pertain to the subjects of this Agreement.

6.           This Agreement sets forth the entire agreement between the parties relating to the subject matter of this Agreement.  This Agreement supersedes any and all prior or contemporaneous agreements or understandings between the parties relating to the subject matter of this Agreement.  The parties may execute this Agreement in one or more counterparts, each of which constitutes an original, and all of which constitute one and the same Agreement.  This Agreement shall take effect when signed by Investors who are the holders of at least a majority of the Registrable Securities under the Registration Agreement.

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SIGNATURE PAGES OF COMPANY AND INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the above date.

SINOHUB, INC.

By:	/s/ Henry T. Cochran
Name: Henry T. Cochran
Title: Chief Executive Officer

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SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

Renaissance U.S. Growth Investment Trust PLC

By:	/s/ Russell Cleveland
	Name:	Russell Cleveland
	Title:	President of RENN Capital Group Inc.
Investment Advisor to
Renaissance U.S. Growth Investment Trust PLC

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

Global Special Opportunities Trust PLC

By:	/s/ Russell Cleveland
	Name:	Russell Cleveland
	Title:	President of RENN Capital Group Inc.
Investment Advisor to
Global Special Opportunities Trust PLC

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

Premier RENN Entrepreneurial Fund Limited

By:	/s/ Russell Cleveland
	Name:	Russell Cleveland
	Title:	President of RENN Capital Group Inc.
Investment Advisor to
Premier RENN Entrepreneurial Fund Limited

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

NAME OF INVESTING ENTITY

The USX China Fund

By:	/s/ Stephen L. Parr
Name: Stephen L. Parr
Title:President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

NAME OF INVESTING ENTITY

Norman Zada

By:	/s/ Norman Zada
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

NAME OF INVESTING ENTITY

Ultima Partners, L.P.

By:	/s/ Norman Zada
Name:
Title:President